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                                                                  EXHIBIT 10.11A

                           EXTENSION AND MODIFICATION
                                       OF
                              EMPLOYMENT AGREEMENT

         THIS EXTENSION AND MODIFICATION OF EMPLOYMENT AGREEMENT (the "Extension") is entered into as of December 7, 1999 by and between California Coastal Communities, Inc., a Delaware corporation ("Employer"), and RAYMOND J. PACINI ("Executive").

                              W I T N E S S E T H:

         WHEREAS, Executive and Employer have entered into an Employment Agreement dated as of May 1, 1998 (the "Employment Agreement") through which Executive has provided various executive capacities to Employer and Employer has obtained various executive services by Executive; and

         WHEREAS, Employer desires to obtain the benefit of continued service from Executive by extending the Employment Agreement, and Executive desires to render continued services to Employer by extending the Employment Agreement pursuant to the terms and conditions of this Extension;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants herein contained, the parties agree as follows:

         SECTION 1. CONTINUING EFFECTIVENESS OF EMPLOYMENT AGREEMENT. Except to the extent of any modification made pursuant to the terms of this Extension, the Employment Agreement shall continue to remain in full force and effect following the date hereof.

         SECTION 2. EXTENSION OF TERM. Employer and Executive hereby agree to extend the term of the Employment Agreement until April 30, 2001.

         SECTION 3. STOCK OPTIONS. Executive shall immediately be granted options ("Stock Options") to purchase 75,000 shares of Employer's common stock ("Option Shares"), at an exercise price of $7.00 per share. The specific terms and conditions of such Stock Options shall be governed by the Stock Option Agreement entered into by and between the Company and Executive as of the date of this Extension.


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         IN WITNESS WHEREOF, the parties have executed this Extension as of the date first above written.

                                   "EMPLOYER"

                                   CALIFORNIA COASTAL COMMUNITIES, INC.

                                   By  /s/ SANDRA G. SCIUTTO
                                       ---------------------------------
                                       Sandra G. Sciutto
                                       Chief Financial Officer

                                   "EXECUTIVE"

                                   /s/ RAYMOND J. PACINI
                                   -------------------------------------
                                   Raymond J. Pacini



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